Exhibit 99.1
For Release November 17, 2006 – 1:30 p.m. PST
STERLING FINANCIAL CORPORATION OF SPOKANE, WASHINGTON,
RECEIVES FDIC REGULATORY APPROVAL FOR ITS MERGER WITH
FIRSTBANK NW CORP.
November 17, 2006, Spokane, WA — Sterling Financial Corporation (NASDAQ: STSA) today announced it has received regulatory approval from the FDIC for its acquisition of FirstBank NW Corp. (“FirstBank”). The acquisition is scheduled to close on November 30, 2006. The shareholders of FirstBank approved the transaction at a special meeting held on November 8, 2006.
Under the terms of the Agreement and Plan of Merger by and between Sterling and FirstBank dated June 4, 2006, FirstBank will merge with and into Sterling, with Sterling being the surviving entity in the merger. The merger agreement also provides for the merger of FirstBank’s financial institution subsidiary, FirstBank Northwest, with and into Sterling’s financial institution subsidiary Sterling Savings Bank, with Sterling Savings Bank being the surviving institution. FirstBank shareholders are to receive 0.7890 shares of Sterling common stock and $2.55 in cash for each FirstBank share that they own.
FirstBank shareholders will receive a letter with transmittal instructions to assist in the process of exchanging their FirstBank share certificates for cash and Sterling share certificates. Sterling anticipates that these documents will be mailed to FirstBank shareholders during the middle of December.
Sterling Chairman and Chief Executive Officer, Harold B. Gilkey, commented, “We are very pleased to welcome the employees, customers and shareholders of FirstBank NW Corp. into our company. This transaction reflects our long-range strategic plan of concentrating on our core businesses, including our ability to diversify loan portfolio opportunities and increasing deposit market share across the region.”
ABOUT STERLING FINANCIAL CORPORATION
Sterling Financial Corporation of Spokane, Washington is a bank holding company, of which the principal operating subsidiaries are Sterling Savings Bank and Golf Savings Bank. Sterling Savings Bank is a Washington State-chartered, federally insured commercial bank, which opened in April 1983 as a stock savings and loan association. Sterling Savings Bank, based in Spokane, Washington, has financial service centers throughout Washington, Oregon, Idaho and Montana. Through Sterling Saving Bank’s wholly owned subsidiaries, Action Mortgage Company and INTERVEST-Mortgage Investment Company, it operates loan production offices in Washington, Oregon, Idaho, Montana, Utah, Arizona and California. Sterling Savings Bank’s subsidiary Harbor Financial Services provides non-bank investments, including mutual funds, variable annuities and tax-deferred annuities and other investment products through regional representatives throughout Sterling Savings Bank’s branch network.
Golf Savings Bank is a Washington State-chartered and FDIC insured savings bank. Golf Savings Bank’s primary focus is residential mortgage origination of single-family permanent loans and residential construction financing. Golf Savings Bank’s primary market area is the greater Puget Sound area of Washington State. Golf Savings Bank originates loans through a mortgage origination office in Kennewick, Washington, as well as eight retail mortgage loan production offices, throughout the Puget Sound area.
ABOUT FIRSTBANK NW CORP.
FirstBank NW Corp. is a savings and loan holding company for FirstBank Northwest, which offers various banking services in Washington, Idaho and Oregon. FirstBank’s deposit instruments include NOW, money market deposit and regular savings accounts; treasury, taxes and loans accounts for local businesses; certificates of deposit; retirement savings plans; and securities sold under agreements to repurchase. FirstBank also originates residential mortgage, commercial, agricultural real estate, construction, consumer, home equity, auto dealer and other non real estate loans. In addition, it invests in mortgage-backed and investment securities. Currently, FirstBank operates eight depository offices in Idaho, three in Washington and nine in Oregon. It also operated six real estate loan production centers and five commercial and agricultural production centers. FirstBank NW Corp., formerly known as FirstBank Corp., was founded in 1920 and is based in Clarkston, Washington.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
Sterling has filed with the Securities and Exchange Commission a registration statement on Form S-4, and FirstBank has mailed a proxy statement/prospectus to its security holders, containing information about the transaction. In addition to the registration statement filed by Sterling and the proxy statement/prospectus mailed to the security holders of FirstBank, Sterling and FirstBank file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Sterling may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Sterling on its website at www.sterlingfinancialcorporation-spokane.com. The documents filed by FirstBank may also be obtained by requesting them in writing at FirstBank NW Corp., 1300 16th Avenue, Clarkston, WA 99403 or by telephone at (509) 295-5100. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by FirstBank on its website at www.fbnw.com.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about: (i) the benefits of the merger between Sterling and FirstBank, including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Sterling’s and FirstBank’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Sterling and FirstBank, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Sterling and FirstBank may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) adverse governmental or regulatory policies may be enacted; (5) the interest rate environment may further compress margins and adversely affect net interest income; (6) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (7) competition from other financial services companies in Sterling’s and FirstBank’s markets could adversely affect operations; and (8) an economic slowdown could adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sterling’s and FirstBank’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. The documents filed by Sterling, may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Sterling on its website at www.sterlingfinancialcorporation-spokane.com. The documents filed by FirstBank may also be obtained by requesting them in writing at FirstBank NW Corp., 1300 16th Avenue, Clarkston, WA 99403 or by telephone at (509) 295-5100. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by FirstBank on its website at www.fbnw.com.

Sterling and FirstBank caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Sterling or FirstBank or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Sterling and FirstBank do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Sterling Contacts:	Sterling Financial Corporation
Harold B. Gilkey
Chairman and Chief Executive Officer
509-354-8186

Daniel G. Byrne
EVP, Chief Financial Officer
509-458-3711

Marie Hirsch
AVP, Director of Investor Relations
509-354-8165

Media Contacts:	Jennifer Lutz
Public Relations Specialist
509-458-2711 Extension 6545

FirstBank Contact:	FirstBank NW Corp.
Clyde E. Conklin
President and Chief Executive Officer
509-295-5100

Larry K. Moxley
EVP Chief Financial Officer
509-295-5100

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